Exhibit 23(a)

INDEPENDENT AUDITORS’ CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-86410 on Form S-8 of our report dated December 4, 2002, appearing in this Form 8-K of Norstan, Inc.

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
February 3, 2003